Exhibit 99.1

Validus Holdings, Ltd.
Bermuda Commercial Bank Building
19 Par-la-Ville Road
Hamilton, HM 11Bermuda

Mailing Address:
Suite 1790
48 Par-la-Ville Road
Hamilton, HM 11
Bermuda

Telephone: (441) 278-9000
Facsimile: (441) 278-9090
Website: www.validusre.bm
VALIDUS HOLDINGS MOVES FORWARD ON THREE-PART PLAN TO EXPEDITE
ACQUISITION OF IPC HOLDINGS
Commences Exchange Offer to Acquire IPC Shares
Filing Preliminary Proxy Materials Related to Scheme of Arrangement
Hamilton, Bermuda – May 12, 2009 – Validus Holdings, Ltd. (“Validus”) (NYSE: VR) today commenced an Exchange Offer for all of the outstanding common shares of IPC Holdings, Ltd. (“IPC”) (NASDAQ: IPCR). Under the terms of the Exchange Offer, IPC shareholders would receive 1.2037 Validus common shares for each IPC common share. The terms and conditions of the Exchange Offer are set forth in the offering documents that Validus is filing today with the Securities and Exchange Commission (the “SEC”).
The Exchange Offer will expire at 5:00 p.m., New York City time (6:00 p.m., Atlantic time), on Friday, June 26, 2009, unless extended. The offering documents, including a preliminary prospectus/offer to exchange and a related letter of transmittal, describing the Exchange Offer and the means for IPC shareholders to tender IPC common shares into the offer will be delivered to IPC shareholders. Shareholder questions regarding the Exchange Offer or requests for offering documents should be directed to Validus’ Information Agent for the Exchange Offer, Georgeson Inc., toll-free at (800) 213-0317; banks and brokers should call: (212) 440-9800.
“The agreement between IPC and Max precludes IPC from engaging in discussions with Validus, which has left us with no choice but to take our offer directly to IPC shareholders,” said Ed Noonan, Validus’ Chairman and Chief Executive Officer. “We believe IPC shareholders deserve the right to choose our superior offer over the Max transaction and our three-part plan gives them that opportunity.”
As announced on April 30, Validus’ three-part plan includes: (1) soliciting IPC shareholders to vote “AGAINST” the proposed Max Capital Group Ltd. (“Max”) amalgamation, (2) commencing an Exchange Offer for all IPC common shares and (3) pursuing a Scheme of Arrangement under Bermuda law.
Validus noted that contrary to recent IPC assertions, Validus can complete the acquisition of IPC shares tendered in the Exchange Offer notwithstanding an IPC bye-law restricting the registration of transfer of share ownership of 10% or more. This is because while Validus will acquire beneficial ownership of the exchanged IPC shares, Cede & Co., which is already the registered owner of over 90% of the outstanding IPC shares, will continue to be the registered owner, and no registration of transfer for such shares will be necessary. Validus also noted that despite repeated statements by IPC to the contrary, Validus’ offer is not conditioned on the receipt of a specified rating by the rating agencies.

Scheme of Arrangement
In addition to commencing the Exchange Offer, Validus is today filing preliminary proxy materials with the SEC in connection with its previously announced plan to pursue a Scheme of Arrangement under Bermuda law. The Scheme of Arrangement, under which Validus would acquire all of the IPC common shares under the same economic terms as in the Exchange Offer, can be accomplished – without the approval of the IPC Board – if sanctioned by the Bermuda court and approved by IPC shareholders at two shareholder meetings:
•	A court-ordered meeting at which IPC shareholders can vote to approve the Scheme of Arrangement, and
•	If the IPC Board continues to be uncooperative despite shareholder approval at the court-ordered meeting, a second meeting at which IPC shareholders resolve for IPC to approve and to be bound by the Scheme of Arrangement and to terminate the IPC-Max amalgamation agreement.
Solicitation “AGAINST” Proposed Max Amalgamation
As previously announced on May 8, 2009, Validus filed its definitive proxy statement with the SEC in connection with the IPC annual general meeting of shareholders, which urges IPC shareholders to vote “AGAINST” the proposed Max amalgamation, and has commenced mailing such proxy materials to IPC shareholders.
About Validus Holdings, Ltd.
Validus Holdings, Ltd. is a provider of reinsurance and insurance, conducting its operations worldwide through two wholly-owned subsidiaries, Validus Reinsurance, Ltd. (“Validus Re”) and Talbot Holdings Ltd. (“Talbot”). Validus Re is a Bermuda based reinsurer focused on short-tail lines of reinsurance. Talbot is the Bermuda parent of the specialty insurance group primarily operating within the Lloyd’s insurance market through Syndicate 1183.
Contacts:
Investors:
Validus Holdings, Ltd.
Jon Levenson, Senior Vice President
+1-441-278-9000
or
Media:
Jamie Tully/Jonathan Doorley
Sard Verbinnen & Co
+1-212-687-8080
Cautionary Note Regarding Forward-Looking Statements
This press release may include forward-looking statements, both with respect to us and our industry, that reflect our current views with respect to future events and financial performance. Statements that include the words “expect,” “intend,” “plan,” “believe,” “project,” “anticipate,” “will,” “may” and similar statements of a future or forward-looking nature identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond our control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements. We believe that these factors include, but are not limited to, the following: 1) uncertainty as to whether Validus will be able to enter into and to consummate the proposed acquisition on the terms set forth in the Validus amalgamation offer; 2) uncertainty as to the actual premium that will be realized by IPC shareholders in connection with the proposed acquisition; 3) uncertainty as to the long-term value of Validus common shares; 4) unpredictability and severity of catastrophic events; 5) rating agency actions; 6) adequacy of Validus’ or IPC’s risk management and loss limitation methods; 7) cyclicality of demand and pricing in the insurance and reinsurance markets; 8) Validus’ limited operating history; 9) Validus’ ability to implement its business strategy during “soft” as well as “hard” markets; 10)

adequacy of Validus’ or IPC’s loss reserves; 11) continued availability of capital and financing; 12) retention of key personnel; 13) competition; 14) potential loss of business from one or more major insurance or reinsurance brokers; 15) Validus’ or IPC’s ability to implement, successfully and on a timely basis, complex infrastructure, distribution capabilities, systems, procedures and internal controls, and to develop accurate actuarial data to support the business and regulatory and reporting requirements; 16) general economic and market conditions (including inflation, volatility in the credit and capital markets, interest rates and foreign currency exchange rates); 17) the integration of Talbot or other businesses we may acquire or new business ventures we may start; 18) the effect on Validus’ or IPC’s investment portfolios of changing financial market conditions including inflation, interest rates, liquidity and other factors; 19) acts of terrorism or outbreak of war; 20) availability of reinsurance and retrocessional coverage; 21) failure to realize the anticipated benefits of the proposed acquisition, including as a result of failure or delay in integrating the businesses of Validus and IPC; and 22) the outcome of litigation arising from the Validus Offer for IPC, as well as management’s response to any of the aforementioned factors.
The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in our most recent reports on Form 10-K and Form 10-Q and the risk factors included in IPC’s most recent reports on Form 10-K and Form 10-Q and other documents of Validus and IPC on file with the Securities and Exchange Commission (“SEC”). Any forward-looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by Validus will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, us or our business or operations. Except as required by law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.
Additional Information about the Proposed Acquisition and Where to Find It:
This press release relates to the Exchange Offer by Validus to exchange each issued and outstanding common share of IPC for 1.2037 common shares of Validus. This press release is for informational purposes only and does not constitute an offer to exchange, or a solicitation of an offer to exchange, IPC common shares, nor is it a substitute for the Tender Offer Statement on Schedule TO or the preliminary prospectus/offer to exchange to be included in the Registration Statement on Form S-4 (including the letter of transmittal and related documents and as amended from time to time, the “Exchange Offer Documents”) that Validus is filing today with the SEC. The Registration Statement has not yet become effective. The Exchange Offer will be made only through the Exchange Offer Documents.
This press release is not a substitute for the proxy statements that Validus has filed or may file with the SEC or any other documents which Validus may send to its or IPC’s shareholders in connection with the proposed acquisition, including the definitive proxy statement seeking proxies to oppose the issuance of IPC shares in connection with the amalgamation agreement between IPC and Max (the “Opposition Proxy Statement”) sent by Validus to IPC shareholders. Validus has also filed a preliminary proxy statement with the SEC seeking proxies to approve the issuance of Validus shares in connection with the proposed transaction between IPC and Validus (the “Validus Share Issuance Proxy Statement”). In addition, Validus is today filing preliminary proxy statements with the SEC in connection with the Scheme of Arrangement (the “Scheme of Arrangement Proxy Statements”).
INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE EXCHANGE OFFER DOCUMENTS, THE OPPOSITION PROXY STATEMENT, THE VALIDUS SHARE ISSUANCE PROXY STATEMENT, THE SCHEME OF ARRANGEMENT PROXY STATEMENTS AND ANY OTHER PROXY STATEMENTS OR RELEVANT DOCUMENTS THAT VALIDUS HAS FILED OR MAY FILE WITH THE SEC IF AND WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED ACQUISITION. All such documents, when filed, are available free of charge at the SEC’s website (www.sec.gov) or by directing a request to Validus through Jon Levenson, Senior Vice President, at +1-441-278-9000.
Participants in the Solicitation:
Validus and certain of its executive officers are deemed to be participants in any solicitation of shareholders in connection with the proposed acquisition. Information about Validus’ executive officers is available in Validus’ proxy statement, dated March 25, 2009 for its 2009 annual general meeting of shareholders.
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